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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2002 relating to the financial statements, which appears in Xicor, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP
San Jose, California
January 21, 2003